UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2017
Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)
Texas	0-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham, Tyler, Texas	75701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:	(903) 531-7111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2017, Sam Dawson, a member of the Board of Directors of Southside Bancshares, Inc. (the “Company”) notified the Company of his intention to resign from the Company's Board of Directors for personal reasons, effective March 1, 2017. Mr. Dawson did not notify the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Following Mr. Dawson’s resignation as a director, the Board of Directors reduced the size of the Board from fourteen to thirteen directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

	By:	/s/ Julie N. Shamburger
Julie N. Shamburger, CPA
Executive Vice President & Chief Financial Officer
Date: March 7, 2017